UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 6, 2010 (April 30, 2010)

YAYI INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23806	87-0046720
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 9 Xingguang Road,
Northern Industrial Park of Zhongbei Town,
Xiqing District, Tianjin 300384, China
(Address of Principal Executive Offices)

(86)22-2798-4033
Registrant’s Telephone Number, Including Area Code:
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 30, 2010, Yayi International Inc. (the “Company”) entered into a loan agreement (the “Loan Agreement”) with SAIF Partners III L.P. (“SAIF Partners”), pursuant to which the Company borrowed $3 million from SAIF Partners (the “Loan”). SAIF Partners currently owns 1,530,612 shares of the Company’s Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), which constitute all of the issued and outstanding Series A Preferred Stock of the Company. The Loan has an interest rate of twelve percent (12%) per annum, calculated on the basis of the actual number of days elapsed during the relevant period and a 360-day year. In addition, the entire principal amount of the Loan and any accrued interest on the Loan shall become fully due and payable on the date that is the earlier to occur of (i) the date that is six (6) months after the release of the principal of the Loan, unless extended in the sole discretion of the Lender; and (ii) the acceleration of the maturity of the Loan upon the occurrence of an Event of Default (as defined in the Loan Agreement), without further action on the part of the Lender. The Company can repay the entire principal and the accrued interest before the maturity of the Loan without any prepayment penalty. The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

On the same day, to secure repayment by the Company of the Loan, the Company’s major shareholder, Global Rock Stone Industrial Ltd ("Global Rock") executed in favor of SAIF Partners a stock pledge agreement, pursuant to which Global Rock pledged 13,024,725 shares of common stock of the Company as security for the obligations of the Company under the Loan Agreement.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

10.1	Loan Agreement, by and between the Company and SAIF Partners, dated April 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAYI INTERNATIONAL INC.

Date: May 6, 2010

/s/ Li Liu
      Li Liu
      Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan Agreement, by and between the Company and SAIF Partners, dated April 30, 2010.